UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities  Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2001

DECISIONLINK, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-17569	84-1063897
(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification No.)

1181 Grier Drive
Suite B
Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (702) 361-9873

NA
(Former name or former address, if changed since last report)

Item 5.    Other Events

On May 7, 2001, DecisionLink, Inc. announced that it signed an agreement with a major chemical company to provide satellite communications services and hardware that will allow this company to offer a Vendor Managed Inventory solution to its key customers using the ORBCOMM satellite network for data transmission. Reference is made to the Services Agreement and press release filed hereto as Exhibit 10.1 and 99.1, respectively.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

      (a)        Financial statements of businesses acquired: None

      (b)        Pro forma financial information: None

      (c)        Exhibits:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
10.1	Service Agreement dated as of February 15, 2001, by and between the Intrex Communications business unit of DecisionLink, Inc. and Shell Chemical LP.

99.1	Press release dated May 7, 2001: “DecisionLink and ORBCOMM Launch Vendor Managed Inventory Solution for Major Chemical Company”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DECISIONLINK, INC.
(Registrant)

By:	/s/ Geoffrey F. Hewitt	Date: May 25, 2001
Geoffrey F. Hewitt
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
10.1	Service Agreement dated as of February 15, 2001, by and between the Intrex Communications business unit of DecisionLink, Inc. and Shell Chemical LP.

99.1	Press release dated May 7, 2001: “DecisionLink and ORBCOMM Launch Vendor Managed Inventory Solution for Major Chemical Company”